Income Taxes	9 Months Ended
Jul. 31, 2019
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Income Taxes

Note 12: Income Taxes

During the quarter, Canada Revenue Agency (CRA) reassessed us for additional taxes and interest in an amount of approximately $250 million in respect of certain 2014 Canadian corporate dividends. In prior fiscal years, we were reassessed by the CRA for additional income taxes and interest of approximately $361 million for certain 2011-2013 Canadian corporate dividends. In its reassessments, the CRA denied dividend deductions on the basis that the dividends were received as part of a “dividend rental arrangement”. The tax rules raised by the CRA in the reassessments were prospectively addressed in the 2015 and 2018 Canadian Federal Budgets. In the future, we expect to be reassessed for significant income tax for similar activities in 2015 and subsequent years. We remain of the view that our tax filing positions were appropriate and intend to challenge any reassessment.